Exhibit 10.18

AVINGER, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this “Agreement”) is made and entered into as of October 29, 2013 (the “Effective Date”), by and among Avinger, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the schedule of investors attached as Schedule I hereto (each an “Investor” and, collectively, the “Investors”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a subordinated convertible promissory note in the principal amount set forth opposite such Investor’s name on Schedule I hereto (the “Schedule of Investors”), together with a corresponding warrant to acquire shares of the Company’s capital stock; and

WHEREAS, unless otherwise stated, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the form of Note (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             The Notes and Warrants.

(a)           Issuance of Convertible Promissory Notes.  Subject to all of the terms and conditions of this Agreement, at each Closing (as defined below), the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, a subordinated convertible promissory note, in substantially the form of Exhibit A hereto (each, a “Note” and, collectively, the “Notes”), in the principal amount equal to the amounts set forth opposite such Investor’s name on the Schedule of Investors.  The securities into which the Notes are convertible are referred to as the “Conversion Stock.”  The obligations of the Investors to purchase Notes are several and not joint.  The aggregate principal amount for all Notes issued hereunder shall not exceed $25,000,000 (the “Total Note Principal Amount”).

(b)           Warrants to Purchase Shares.  In consideration for the purchase by each Investor of such Investor’s Note at the Initial Closing or any Additional Closing (as defined below), the Company will issue to such Investor at each such Closing a Warrant, in substantially the form of Exhibit B hereto (each, a “Warrant” and collectively, the “Warrants”), for a purchase price equal to $10.00.  The securities for which the Warrants are exercisable are referred to as the “Exercise Stock.”  The Notes and the Conversion Stock, and the Warrants and the Exercise Stock, are collectively referred to herein as the “Securities.”  The Company and each Investor agree that such purchase price allocation represents the parties’ good faith allocation of the purchase price and shall be used for all purposes, including income tax reporting by the Company.

(c)           Place and Date of Closing.

(i)    Initial Closing.  The sale and purchase of the Notes and Warrants shall take place at one or more closings (each, a “Closing”) to be held at such place and time as the Company and the Investors participating in the applicable Closing may determine (each, a “Closing Date”).  The initial Closing shall take place on or around October 29, 2013 (the “Initial Closing”), or at such other time as the Company and the Investors participating in the Initial Closing may determine.

(ii)   Additional Closings.  In the event that the Investors do not purchase Notes representing the Total Note Principal Amount at the Initial Closing, then, subject to the terms and conditions of this Agreement, the Company may sell and issue at one or more additional Closings within 15 calendar days following the Initial Closing (each, an “Additional Closing”), at such time and place as determined by the Company, to the Investors or to any third parties in its sole discretion (the “Additional Closing Date”), up to the balance of the unissued Notes (the “Remaining Amount”).  At each Additional Closing, the Company will deliver to each of the Investors participating in such Additional Closing the Note and Warrant to be purchased by such Investor, against receipt by the Company of the corresponding purchase price.  Each of the Notes and Warrants will be registered in such Investor’s name in the Company’s records.

(iii)  General.  For the avoidance of doubt, each of the Initial Closing and each Additional Closing are referred to herein as a “Closing.”  Each of the Initial Closing Date and each Additional Closing Date are referred to herein as a “Closing Date.”  At each Closing, the Company will deliver to each Investor the Note and Warrant to be purchased by such Investor, against receipt by the Company of the corresponding principal amount funded by such Investor and the purchase price of the corresponding Warrant.  Each of the Notes and the Warrants will be registered in such Investor’s name in the Company’s records.

(d)           Use of Proceeds. The proceeds of the sale and issuance of the Notes and Warrants shall be used for general corporate purposes.

(e)           Payments. The Company will make all cash payments due under the Notes in immediately available funds by 1:00 p.m. Pacific time on the date such payment is due at the address for such purpose specified below each Investor’s name on the Schedule of Investors, or at such other address, or in such other manner, as an Investor or other registered holder of a Note may from time to time direct in writing.

2.             Representations and Warranties of the Company.  The Company represents and warrants to each Investor as follows:

(a)           Organization; Good Standing; Qualification.  The Company: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

(b)           Authority.  The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby: (i) are within the power of the Company; and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c)           Enforceability.  Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)           Non-Contravention.  The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not: (i) violate the Company’s Restated Certificate or Bylaws (the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e)           Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable federal and state securities laws as may be required in connection with the transactions contemplated by this Agreement.

(f)            No Violation or Default.  The Company is not in violation of or in default with respect to: (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

(g)           Litigation.  There are no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company at law or in equity in any court or before any other governmental authority that if adversely determined (i) would (alone or in the aggregate) result in a material liability or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

(h)           Title.  The Company owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all real properties, and good title to other assets and properties as reflected in the most recent financial statements delivered to the Investors (except those assets and properties disposed of in the ordinary course of business since the date of such financial statements) and all assets and properties acquired by the Company since such date (except those disposed of in the ordinary course of business).  Such assets and properties are not subject to any Liens other than: (i) Liens for current taxes not yet due and payable; (ii) Liens imposed by law and incurred in the ordinary course of business for obligations not past due; (iii) Liens in respect of pledges or deposits under workers’ compensation laws or similar legislation; (iv) Liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business; and (v) any Lien arising or permitted under the Transaction Documents.

(i)            Intellectual Property.  To the best of the Company’s knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others.

(j)            Financial Statements.  The financial statements of the Company that have been delivered to the Investors: (i) are in accordance with the books and records of the Company, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the consolidated financial position of the Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein.  The Company does not have any contingent liabilities, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the financial statements furnished by the Company to Investors prior to the Effective Date.

(k)           Equity Securities.

(i)    At the Initial Closing, the authorized capital stock of the Company consists of: (i) 184,827,585 shares of Common Stock, $0.001 par value; and (ii) 137,337,164 shares of Preferred Stock, $0.001 par value, of which: (A) 14,696,775 shares have been designated Series A Preferred Stock, (B) 10,135,609 shares have been designated Series A-1 Preferred Stock, (C) 33,998,229 shares have been designated Series B Preferred Stock, (D) 25,265,172 shares have been designated Series C Preferred Stock, and (E) 53,241,379 shares have been designated Series D Preferred Stock.

(ii)   Immediately prior to the Initial Closing, 10,810,320 shares of Common Stock, 14,696,775 shares of Series A Preferred Stock, 10,135,609 shares of Series A-1 Preferred Stock, 33,998,229 shares of Series B Preferred Stock, 25,265,172 shares of Series C Preferred Stock, and 32,508,517 shares of Series D Preferred Stock will be issued and outstanding.  All issued and outstanding shares of the Company’s capital stock are duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws.

(iii)  Except for: (A) the conversion privileges of the Preferred Stock; (B) 22,866,285 shares of Common Stock reserved for issuance pursuant to the Company’s 2009 Stock Plan (of which options to purchase 17,414,323 shares of Common Stock are issued and outstanding); (C) 5,689,596 shares of Series D Preferred Stock reserved for issuance pursuant to the Company’s 2012 Preferred Stock Plan (of which there are no options to purchase shares of Preferred Stock issued and outstanding); and (D) the rights set forth in the Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”), the Amended and Restated Right of First Refusal and Co-Sale Agreement, and the Amended and Restated Voting Agreement, each dated as of June 29, 2012, entered into between the Company and certain investors, there are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, or other agreements, either directly or indirectly, for the purchase or acquisition from the Company or by the Company or for the voting of any shares of its capital stock.

3.             Representations and Warranties of the Investors.  Each Investor hereby represents and warrants, severally and not jointly, and only with respect to itself, to the Company with respect to the purchase of the Securities, as follows:

(a)           Authority.  The execution, delivery and performance by such Investor of each Transaction Document to be executed by such Investor and the consummation of the transactions contemplated thereby: (i) are within the power of such Investor; and (ii) have been duly authorized by all necessary actions on the part of such Investor.

(b)           Enforceability.  Each Transaction Document executed, or to be executed, by such Investor has been, or will be, duly executed and delivered by such Investor and constitutes, or will constitute, a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)           Securities Law Compliance.  Such Investor has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available.  Such Investor is aware that, except as set forth in the Rights Agreement, the Company is under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration.  Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.  Such Investor is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.  The residency of such Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath such Investor’s name on the Schedule of Investors.

(d)           Access to Information.  Such Investor acknowledges that the Company has given such Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to such Investor’s purchase of the Securities.

(e)           Reliance upon Investors’ Representations.  Such Investor understands that the Securities are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on the Investors’ representations set forth herein.

(f)            Investment Representations, Warranties and Covenants by Non-United States Persons.  If such Investor is not a U.S. person (as defined in Regulation S promulgated under the Securities Act (“Regulation S”)) or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act, such Investor has been advised and acknowledges that: (i) in issuing and selling the Securities to such Investor pursuant to this Agreement, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act; (ii) it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a one (1)-year “distribution compliance period” (or a six (6)-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the applicable Closing Date; (iii) notwithstanding the foregoing, prior to the expiration of the one (1)-year “distribution compliance period” (or six (6)-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, or (B) the offer and sale is outside the United States and to other than a U.S. person; and (iv) until the expiration of the Restricted Period, such Investor, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein in the United States or to or for the account of a U.S. person, unless pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

(g)           Representations by Non-United States Persons.  If such Investor is not a U.S. person, such Investor is satisfied as to the full observance of the laws of such Investor’s jurisdiction in connection with any offer to acquire the Securities or any use of this Agreement, including: (i) the legal requirements within such Investor’s jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Securities.  Such Investor’s subscription and payment for, and the Investor’s continued beneficial ownership of, Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

4.             Conditions to Closing of the Investors. Each Investor’s obligations at each Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Investors participating in the applicable Closing:

(a)           Representations and Warranties. Except as set forth herein, the representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct in all material respects on the applicable Closing Date.

(b)           Governmental Approvals and Filings.  Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Warrants.

(c)           Legal Requirements. At the applicable Closing, the sale and issuance by the Company, and the purchase by the Investors participating in such Closing, of the Notes and Warrants shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

(d)           Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.

(e)           Transaction Documents.  The Company shall have duly executed and delivered to the Investors the following Transaction Documents:

(i)    This Agreement; and

(ii)   Each Note and Warrant issued hereunder.

(f)            Restated Certificate.  Prior to the Initial Closing, the Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.

(g)           Corporate Documents.  With respect to the Initial Closing only, the Company shall have delivered to the Investors each of the following:

(i)    A certificate of the Secretary of the Company, dated as of the applicable Closing Date, in substantially the form of Exhibit C hereto, certifying that: (A) the Amended and Restated Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware and attached thereto, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (B) attached thereto is a true and correct copy of the Bylaws of the Company as in effect on the Initial Closing Date; and (C) attached thereto are true and correct copies of resolutions duly adopted by the Company’s Board of Directors and continuing in effect, which authorize the execution, delivery and performance by the Company of this Agreement, the Notes, the Warrants and the consummation of the transactions contemplated hereby and thereby; and

(ii)   A certificate of the Secretary of State of the State of Delaware, certified as of a recent date prior to the Initial Closing Date, with respect to the good standing of the Company.

5.             Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes and Warrants at each Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a)           Representations and Warranties.  The representations and warranties made by the applicable Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the applicable Closing Date.

(b)           Governmental Approvals and Filings.  Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Warrants.

(c)           Legal Requirements.  At the applicable Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Notes and Warrants shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

(d)           Transaction Documents.  Each Investor shall have duly executed and delivered to the Company the following Transaction Documents:

(i)    This Agreement; and

(ii)   Each Note and Warrant issued hereunder.

(e)           Purchase Price.  Each Investor shall have delivered to the Company the purchase price in respect of the Note and Warrant being purchased by such Investor at the applicable Closing.

6.             Option to Replace Senior Indebtedness.  Upon the election of a Majority in Interest of the Investors, the Investors may replace the Senior Indebtedness by lending the Company an amount equal to the outstanding balance of the Senior Indebtedness plus related repayment fees, which the Company would use to prepay the Senior Indebtedness.  Upon such election, and to the extent reasonably practicable, the terms of the Investors’ Notes shall be the same as the existing terms of the Senior Indebtedness excluding any royalty component thereof.  “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with, (i) existing or future indebtedness for borrowed money of the Company, to PDL BioPharma, Inc. (“PDL”), and (ii) any extension, refinance, renewal, replacement, defeasance or refunding of any indebtedness described in clause (i).

7.             Covenant Regarding Additional Senior Indebtedness.  The Company hereby covenants that it shall not incur additional Senior Indebtedness without the consent of a Majority in Interest of the Investors.

8.             Miscellaneous.

(a)           Waivers and Amendments.  Any provision of this Agreement, the Notes and the Warrants may be amended, waived or modified only upon the written consent of the Company and a Majority in Interest of the Investors; provided, however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of any Note without the affected Investor’s written consent, or (ii) reduce the rate of interest of any Note without the affected Investor’s written consent.  Any amendment or waiver effected in accordance with this Section 7(a) shall be binding upon all of the parties hereto.  Notwithstanding the foregoing, this Agreement may be amended to add a party as an Investor hereunder in connection with Additional Closings without the consent of any other Investor, by delivery to the Company of a counterparty signature page to this Agreement.  Such amendment shall take effect at the Additional Closing and such party shall thereafter be deemed an “Investor” for all purposes hereunder and the Schedule of Investors hereto shall be updated to reflect the addition of such Investor.

(b)           Governing Law.  This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

(c)           Survival.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Investor and the Closing of the transactions contemplated hereby.

(d)           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(e)           Entire Agreement.  This Agreement (including the schedules and exhibits attached hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(f)            Registration, Transfer and Replacement of the Notes.  The Notes issuable under this Agreement shall be registered notes.  The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes.  Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.  Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and: (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (ii) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

(g)           Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of a Majority in Interest of the Investors.  The Company shall cause any assignee to execute and deliver a joinder to the Subordination and Intercreditor Agreement (as amended, restated, supplemented or modified from time to time), dated as of October 29, 2013, by and among the Investors, the Company and PDL BioPharma, Inc.

(h)           Notices, etc.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed: (i) if to an Investor, at such Investor’s address, facsimile number or electronic mail address set forth on the Schedule of Investors, or at such other address, facsimile number or electronic mail address as such Investor may designate by advance written notice to the Company; or (ii) if to the Company, to its address or facsimile number set forth on its signature page to this Agreement and directed to the attention of the Chief Executive Officer, or at such other address or facsimile number as the Company may designate by advance written notice to each Investor.  All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on the Schedule of Investors.  With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s Amended and Restated Certificate of Incorporation or Bylaws, each Investor agrees that such notice may be given by facsimile or by electronic mail.

(i)            Fees and Expenses.  Each of the Company and each Investor shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

(j)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(k)           Attorneys’ Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Agreement, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

(l)            Exculpation Among Investors.  Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(m)          Separability of Agreements; Severability of this Agreement.  The Company’s agreement with each of the Investors is a separate agreement and the sale of the Securities to each of the Investors is a separate sale.  Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors.  Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

(n)           Market Standoff.  Each Investor agrees that such Investor will not, without the prior written consent of the underwriter, during the period commencing on the effective date of a registration statement filed by the Company under the Securities Act and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days (the “Initial Lock-Up Period”) following such effective date of a registration statement of the Company filed under the Securities Act (or such other period not to exceed thirty-four (34) days beyond the Initial Lock-Up Period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on: (x) the publication or other distribution of research reports; and (y) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or Rule 472(f)(4), as applicable, or any successor provisions or amendments thereto) (collectively, the “Lock-Up Period”): (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including, without limitation, shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired); or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including, without limitation, shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise.  The foregoing covenants shall not apply to the sale of any shares by any Investor to an underwriter pursuant to an underwriting agreement.  Each Investor agrees to execute an agreement(s) reflecting any transaction described in clauses (i) and (ii) above as may be requested by the managing underwriters at the time of the Company’s initial public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants set forth in clauses (i) and (ii) above.  The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of the covenants set forth in this Section 7(n) and shall have the right, power and authority to enforce such covenants as though they were a party hereto.  Any release from the Lock-Up Period shall be on a pro rata basis based upon the number of Registrable Securities (as defined in the Rights Agreement) held; provided, however, that one or more selective releases from the Lock-Up Period not on a pro rata basis may be made with the written consent of the holders of a majority of the Registrable Securities not so released.

(o)           Repayment of the Notes upon Change of Control.  In the event of the Company’s consummation of a Change of Control prior to the Maturity Date, the parties agree that the Company shall repay the Investors who have not converted their principal and interest underlying their Notes into shares of the Company’s Common Stock or Preferred Stock issued in an Equity Financing (as defined in the Notes) an amount equal to the greater of (i) one and one-quarter (1.25) times the outstanding principal amount then due and owing under the Notes, together with any then accrued and unpaid interest thereon and (ii) the amount the holders of the Company’s Series D Preferred Stock (or to the Common Stock resulting from conversion thereof) would be entitled to in such Change of Control (assuming conversion of the Notes into shares of Series D Preferred Stock), provided that in the event that the Change of Control includes any contingent payments based on future performance, the amount due and payable under clause (ii) shall be recalculated at the time each installment or contingent payment is made. For the avoidance of doubt, any payment required to be made under this clause (ii) shall be reduced by any payment actually made to the Investors under clause (i).

(p)           Notice regarding PDL Credit Agreement.  The Company hereby agrees to deliver to the Investors promptly with the delivery to PDL: (i) any notice of default provided to PDL pursuant to Section 6.1.6 of that certain Credit Agreement dated April 8, 2013 by and between the Company and PDL (the “Credit Agreement”), and (ii) the quarterly Compliance Certificate as required pursuant to Section 6.1.4 of the Credit Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

COMPANY:

AVINGER, INC.
a Delaware corporation

By:	/s/ John B. Simpson, Ph.D., M.D.
Name:	John B. Simpson, Ph.D., M.D.
Title:	Chief Executive Officer

(Signature Page to Avinger, Inc. Note and Warrant Purchase Agreement)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MUZZY HOLDINGS, LLC

By:	/s/ James Muzzy

Name:	James Muzzy

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MZ PARTNERS, LLC

By:	/s/ James Muzzy

Name:	James Muzzy

Title:	President

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JAMES MCELWEE

By:	/s/ James B. McElwee

Name:	James B. McElwee

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JIM AND CAROLYN MILGARD LIVING TRUST U/T/D/ 3/14/2001 AS AMENDED

By:	/s/ James Milgard

Name:	James Milgard

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

BWO, LLC

By:	/s/ Terry N. Brown

Name:	Terry N. Brown

Title:	Manager

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MICHAEL SCOTT COURSON 2008 IRREVOCABLE TRUST

By:	/s/ Robert Courson

Name:	Robert Courson

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

BRYAN WESLEY COURSON 2008 IRREVOCABLE TRUST

By:	/s/ Robert E. Courson

Name:	Robert E. Courson

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MARK THOMAS COURSON 2008 IRREVOCABLE TRUST

By:	/s/ Robert E. Courson

Name:	Robert E. Courson

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

KATHERINE COURSON

By:	/s/ Katherine Courson

Name:	Katherine Courson

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

ROBERT AND KATHERINE COURSON

By:	/s/ Robert E. Courson

Name:	Robert E. Courson

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

M & A COURSON FAMILY LIVING TRUST

By:	/s/ Michael Courson/Amy Courson

Name:	Michael Courson/Amy Courson

Title:	SVP

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

THOMAS A. RENYI

By:	/s/ Thomas A. Renyi

Name:	Thomas A. Renyi

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

CAROLE G. CORFMAN

By:	/s/ Carole G. Corfman

Name:	Carole G. Corfman

Title:	Investor

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

SN INVESTORS LLC

By:	/s/ K.M. Novack

Name:	K.M. Novack

Title:	Manager

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JOHN DELFINO

By:	/s/ John R. Delfino

Name:	John R. Delfino

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MATTHEW FERGUSON

By:	/s/ Matthew Ferguson

Name:	Matthew Ferguson

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

GILBERT INVESTMENTS, LLC

By:	/s/ James G. Cullen

Name:	James G. Cullen

Title:	President

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

ROATH FAMILY TRUST, KENNETH B. ROATH, TRUSTEE

By:	/s/ Kenneth B. Roath

Name:	Kenneth B. Roath

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

MCCOLLUM FAMILY TRUST DTD DEC. 1981

By:	/s/ Robert McCollum

Name:	Robert McCollum

Title:	Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

JOEL E. SMILOW

By:	/s/ Joel E. Smilow

Name:	Joel E. Smilow

Title:	Co-Trustee

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

LUCAS VENTURE GROUP IX, LLC

By:	/s/ Donald Lucas

Name:	Donald Lucas

Title:	Managing Director

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Pearl Kearley

Name:	Pearl Kearley

Title:	Financial Accounting Manager

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

DR. GAUTAM SHRIKHANDE

By:	/s/ Gautam Shrikhande

Name:	Gautam Shrikhande

Title:	MD

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

HENRY BUZGON

By:	/s/ Henry Buzgon

Name:	Henry Buzgon

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

THOMAS E. RUEGER, JR.

By:	/s/ Thomas E. Rueger, Jr.

Name:	Thomas E. Rueger, Jr.

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

THOMAS E. RUEGER, SR.

By:	/s/ Thomas E. Rueger

Name:	Thomas E. Rueger

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

EASTERN POULTRY DISTRIBUTORS, INC.

By:	/s/ Thomas E. Rueger, Jr.

Name:	Thomas E. Rueger, Jr.

Title:	President

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Sylvia Kamenski

Name:	Sylvia Kamenski

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

DR. GREGORY C. ROBERTSON

By:	/s/ Gregory C. Robertson

Name:	Gregory C. Robertson

Title:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Michael McNair

Name:	Michael McNair,

Title:	Trust Officer IRA Services Trust Company

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Mark Scafine

Name:	Mark Scafine, IRA Services Trust Company

Title:	Beneficiary

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Robert S. DeLue

Name:	Robert S. DeLue

Title:	Trustee

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ C. Preston Butcher

Name:	C. Preston Butcher

Title:	General Partner

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Anthony J. Bernard

Name:	Anthony J. Bernard

Title:	Trustee

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Daniel J. Rosenbledt

Name:	Daniel J. Rosenbledt

Title:	Trustee

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Michael McNair

Name:	Michael McNair

Title:	Trust Officer

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Mohammad Rezaian

Name:	Mohammad Rezaian

Title:

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ David Shvarts

Name:	David Shvarts

Title:	Trustee

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Joseph J. Giraudo

Name:	Joseph J. Giraudo

Title:

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Himanshu Patel

Name:	Himanshu Patel

Title:

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Charles R. Schwab

Name:	Charles R. Schwab

Title:	Member Manager

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ Michael C. Giotinis

Name:	Michael C. Giotinis

Title:	Trustee

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

INVESTORS:

By:	/s/ William Butler

Name:	William Butler

Title:	Self

Entity (if applicable):

Address:

Investment Amount:

[Signature Page to Note and Warrant Purchase Agreement]

SCHEDULE I

SCHEDULE OF INVESTORS

Initial Closing:  October 29, 2013

[Intentionally Omitted]

Additional Closing:  November 8, 2013

[Intentionally Omitted]

Additional Closing:  November 13, 2013

[Intentionally Omitted]

Additional Closing:  May 6, 2014

[Intentionally Omitted]

Additional Closing:  May 13, 2014

[Intentionally Omitted]

Additional Closing:  July 15, 2014

[Intentionally Omitted]

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

SECRETARY’S CERTIFICATE